DELAWARE POOLED® TRUST

Prospectus

International Equities
The Emerging Markets Portfolio II

February 28, 2010
(as revised March 4, 2010)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Investments in the Portfolio is not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

DELAWARE POOLED® TRUST

This Prospectus offers shares of The Emerging Markets Portfolio II.  The Portfolio provides a no-load investment alternative for institutional clients and high net worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net worth individuals who desire experienced investment management and place a premium on personal service.  The Fund offers shares of other equity and fixed income portfolios in a separate prospectus, including The Emerging Markets Portfolio, which is managed by a different investment adviser pursuant to a different strategy.  The Emerging Markets Portfolio is presently closed to new investors.  Shares of The Emerging Markets Portfolio, as well as the Fund’s other equity and fixed income portfolios, are offered in a separate prospectus.

TABLE OF CONTENTS

Fund summary	2

Additional investment information	7

Risk factors	11

Management of the Fund	15

Shareholder services	17

How to purchase shares	18

Redemption of shares	20

Other purchase and redemption considerations	22

Valuation of shares	25

Dividends, distributions, and taxes	25

Financial highlights	27

Additional information	28

Portfolio summary:  The Emerging Markets Portfolio II

What is the Portfolio’s investment objective?
The Portfolio seeks long term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	0.55%
Total annual portfolio operating expenses	1.55%

Expense example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$158
3 years	$490

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in equity securities of issuers from emerging or developing foreign countries. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging (the "80% policy"). The Portfolio's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The Portfolio's investment manager considers an "emerging country" to be any country that is:

•	generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or

•	classified by the United Nations as developing; or

•	included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Portfolio's investment manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Portfolio's investment manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Portfolio's investment manager, Delaware Management Company (Manager), evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:

•	The principal trading market for the company's securities is in a country that is emerging;

•	The company is organized under the laws of an emerging market country and has a principal office in an emerging country; or

•
The company derives a majority of its income from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Manager focuses its investments in emerging countries where it considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Manager emphasizes investments that it believes are trading at a discount to intrinsic value. The Manager places particular emphasis on factors such as political reform, economic deregulation and liberalized trade policy.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Portfolio.

The Manager selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation and technological developments. When selecting value-oriented securities, the Manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Manager then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Manager believes this gives it an estimate of the stock's intrinsic value. Because the Portfolio invests primarily in emerging countries, there may be less information available for the Manager to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. The Manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

The Portfolio may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. It may also invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high-risk fixed-income securities. The Portfolio may invest more than 25% of its total assets in the securities of issuers located in the same country.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Emerging Markets Portfolio II performed?
Because the Portfolio has not yet commenced operations, no performance information is included.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer – Emerging Market	Since inception

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. Delaware Pooled Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, Shareholders that have institutional accounts managed by the Manager’s affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Tax information
The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INVESTMENT INFORMATION

The Portfolio’s investment objective is nonfundamental.  This means the Board of Trustees (Board) may change the Portfolio’s objective without obtaining shareholder approval. If the Portfolio’s objective were changed, we would notify shareholders before the change became effective.

The following chart gives a brief description of the securities in which the Portfolio may invest.  The Portfolio may also invest in a broad selection of other securities consistent with its investment objectives and policies. Please see the Portfolio’s Statement of Additional Information (SAI) for additional descriptions and risk information on certain of these investments, as well as other investments for the Portfolio.

Common stocks
Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

How the Portfolio uses them: The Portfolio focuses its investments on common stocks.

Corporate bonds
Debt obligations issued by a corporation.

How the Portfolio uses them: Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated.

Convertible securities
Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. Enhanced convertible preferred stocks that offer various yield, dividend, or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), and DECS (Dividend Enhanced Convertible Securities).

How the Portfolio uses them: The Portfolio may invest in enhanced convertible securities.

U.S. government securities
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Portfolio uses them:  The Portfolio may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with its investment objective and policies.

Foreign government securities
Debt issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.

How the Portfolio uses them: The fixed income securities in which the Portfolio may invest include those issued by foreign governments.

Repurchase agreements
An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolio uses them: While the Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, the Portfolio must have collateral of at least 102% of the repurchase price.  The Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.  In the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises.  The Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of its limit on illiquid securities.

Restricted securities
Privately placed securities whose resale is restricted under securities law, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

How the Portfolio uses them:  The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” To the extent restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.

Illiquid securities
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a portfolio has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Portfolio uses them: The Portfolio may invest no more than 15% of its net assets in illiquid securities.

Short-term debt investments
These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

How the Portfolio uses them: The Portfolio may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in its principal investment securities. When investing all or a significant portion of the Portfolio's assets in these instruments, it may not be able to achieve its investment objective.

Time deposits
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Portfolio uses them: The Portfolio will not purchase time deposits maturing in more than seven days, and time deposits maturing from two business days through seven calendar days will not exceed 15% of its total assets.

When-issued and delayed-delivery securities
In these transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligations and the interest rates that will be received are each fixed at the time a portfolio enters into the commitment and no interest accrues to the portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

How the Portfolio uses them:  The Portfolio may purchase securities on a when-issued or delayed-delivery basis.  It may not enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of its total assets less liabilities other than the obligations created by these commitments.  The Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Securities lending
These transactions involve the loan of securities owned by a portfolio to qualified dealers and investors for their use relating to short-sales or other securities transactions. These transactions may generate additional income for a portfolio.

How the Portfolio uses them:  The Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

Borrowing from banks
A portfolio may have pre-existing arrangements with banks that permits it to borrow money from time to time.

How the Portfolio uses them: The Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Portfolio does not intent of increasing its net income through borrowing.

Zero-coupon and pay-in-kind (PIK) bonds
Zero-coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

How the Portfolio uses them: The Portfolio may invest up to 35% of its net assets in fixed income securities, including zero-coupon bonds.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs)
ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Portfolio uses them: The Portfolio may invest in sponsored and unsponsored ADRs, EDRs, and GDRs.

Brady Bonds
These are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).

How the Portfolio uses them: The Portfolio may invest in Brady Bonds consistent with its investment objective. We believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Futures and options
A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for the premium paid, has the right to buy, and the seller has the obligation to sell, the security or other financial instrument underlying the option at a specified exercise price at any time during the term of the option. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell, and the seller has the obligation to buy, the underlying security or other financial instrument at a specified price during the term of the option. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Foreign currency transactions” below.

How the Portfolio uses them: The Portfolio may invest in futures, options, and closing transactions related thereto.  The Portfolio has made a claim of exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act in order to engage in these transactions. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Portfolio’s cash, short-term debt securities and other money market instruments at times when its assets are not fully invested.  It may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. The Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its assets. In addition, the Portfolio may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments.

Foreign currency transactions
The Portfolio will invest in securities of foreign issuers and may hold foreign currency. In addition, it may enter into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Portfolio uses them: Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  The Portfolio may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  The Portfolio may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.

Investment company securities
Any investments in investment company securities will be limited by the 1940 Act and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio’s total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio’s total assets in shares of other investment companies. These percentage limitations also apply to a portfolio’s investment in an unregistered investment company.

How the Portfolio uses them:   The Portfolio may invest in investment companies to the extent that they are consistent with the Portfolio’s investment objective.

Equity linked securities
Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

How the Portfolio uses them: We may invest up to 10% of the Portfolio’s net assets in equity linked securities.  Equity linked securities may be considered illiquid and are subject to the Portfolio’s limitation on illiquid securities.  In some instances, investments in equity linked securities may also be subject to the Portfolio’s limitation on investments in investment companies.

High yield, high–risk fixed income securities
Securities that are rated lower than BBB by S&P or Baa by Moody’s, or if unrated, have equal quality. These securities may be issued by companies, governments, or governmental entities of emerging or developing countries which may be less creditworthy. A primary risk, which may be substantial, is that these companies, governments, or entities may not be able to make interest or principal payments. An additional risk is that the value of these securities may decline significantly.

How the Portfolio uses them:  The Portfolio may invest up to 35% of its net assets in high yield, high-risk fixed income securities.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Portfolio’s assets in money market or other high-quality, short-term instruments. To the extent that we hold such instruments, the Portfolio may be unable to achieve its investment objectives.

RISK FACTORS

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the SAI for additional descriptions and risk information.

Market risk
Market risk is the risk that all or a majority of the securities in a certain market–like the stock or bond market–will decline in value because of economic conditions, future expectations, or investor confidence.

How the Portfolio strives to manage it: The value of the Portfolio’s holdings fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolio’s securities will generally decline as well.  The Portfolio maintains a long-term approach and focus on securities that the Manager believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Manager does not try to predict overall market movements or trade for short-term purposes.

Industry and security risks
Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to such events as a pending merger or actual or threatened bankruptcy).

How the Portfolio strives to manage them:  The Manager limits the amount of the Portfolio’s assets invested in any one industry, as is consistent with its investment objective. The Manager also limits investments in any individual security and follows a rigorous selection process before choosing securities for the Portfolio.

Interest rate risk
Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

How the Portfolio strives to manage it: The Portfolio is subject to various interest rate risks.  It cannot eliminate that risk, but the Manager does try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolio.  The Portfolio does not try to increase returns on its investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

Foreign, supranational, information, and inefficient market risks
Foreign and supranational risk is the risk that securities issued by foreign companies, foreign governments, or supranational organizations may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies.  There may be less information available about foreign issuers than domestic issuers.  Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolio strives to manage them: The Portfolio will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Manager attempts to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Portfolio may hedge exposure to those currencies for defensive purposes.

Currency risk
Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

How the Portfolio strives to manage it: Because the Portfolio is subject to foreign risk, it may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, the Portfolio may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Portfolio may engage in foreign currency options and futures transactions.

Emerging markets risk
Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Portfolio strives to manage it: The Portfolio focus its investments on companies in these markets.  The Portfolio cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

High yield risk
Lower-rated fixed income securities (high yield, high-risk securities, commonly known as "junk bonds"), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by an NRSRO. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Portfolio strives to manage it: The Portfolio may invest up to 35% of its assets in high yield, high-risk fixed income securities, including Brady Bonds. See "Emerging markets risk" above. The Portfolio will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Liquidity risk
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.  Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.  A fund also may not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

How the Portfolio strives to manage it: The Manager limits the Portfolio’s exposure to illiquid securities as described under "Additional investment information - Illiquid securities."

Futures, options, and forwards risk
Futures contracts, options on futures contracts, forward contracts, and certain options are used as investments for hedging and other non-speculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a portfolio’s hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate between the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a portfolio will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve liquidity risks and risks arising from the creditworthiness of the counterparty.

How the Portfolio strives to manage it: The Portfolio may use certain options strategies or may use futures contracts and options on futures contracts. The Portfolio will not enter into futures contracts and options thereon to the extent that more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.

See also “Foreign risk”, “Currency risk”, and “Derivatives risk”.

Zero-coupon and pay-in-kind (PIK) bonds risk
Zero-coupon and pay-in-kind (PIK) bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a portfolio. For example, a portfolio accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a portfolio may not receive the cash associated with this income until the bonds are sold or mature. If a portfolio does not have sufficient cash to make the required distribution of accrued income, the portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Portfolio strives to manage it: The Portfolio may invest in zero-coupon and PIK bonds to the extent consistent with its investment objective.  The Portfolio cannot eliminate the risks of zero-coupon bonds, but the Manager does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolio.

Transaction costs risk
Transaction costs risk is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Portfolio strives to manage it: The Portfolio is subject to transaction costs risk to the extent that its investment objective and policies permit it to invest, and it actually does invest, in foreign securities. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Portfolio.

Derivatives risk
Derivatives risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps or equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy.

How the Portfolio strives to manage it: The Portfolio will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Portfolio will not use derivatives for reasons inconsistent with its investment objective. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

Political risk
Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Portfolio strives to manage it: The Manager evaluates the political situations in the countries where the Portfolio invests and takes into account any potential risks before it selects securities for the Portfolio.  However, there is no way to eliminate political risk when investing internationally. In emerging markets political risk is typically more likely to affect the economy and share prices than in developed markets.

Counterparty risk
If a portfolio enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).  As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Portfolio strives to manage it:  We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Portfolio will hold collateral from counterparties consistent with applicable regulations.

Real estate industry risk
Real estate industry risks include among others:
▪ possible declines in the value of real estate;
▪ risks related to economic conditions;
▪ possible shortage of mortgage funds;
▪ overbuilding and extended vacancies;
▪ increased competition;
▪ changes in property taxes, operating expenses, or zoning laws;
▪ costs of environmental clean-up, or damages from natural disasters;
▪ limitations or fluctuations in rent payments;
▪ cashflow fluctuations; and
▪ defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (Code), and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

How the Portfolios strive to manage it: To the extent The Emerging Markets Portfolio II invests in REITs, is subject to the same risks.

Disclosure of portfolio holdings information

A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI and at www.delawareinvestments.com/institutional.

MANAGEMENT OF THE FUND

Trustees
The business and affairs of the Fund and the Portfolio are managed under the direction of the Board. See the SAI for additional information about the Fund's officers and Trustees.

Fund Officers and Portfolio Managers
Liu-Er Chen is the portfolio manager who is primarily responsible for the day-to-day management of the Portfolio. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Portfolio.

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets
Mr. Chen joined Delaware Investments® in September 2006 to lead the firm's international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, LLC, where he served most recently as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global health care stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China, and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA in management from Columbia Business School.

Manager of managers structure
The Portfolio and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios' Board, for overseeing the Portfolio’s sub-advisors and recommending to the Portfolio’s Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolio or the Manager.

The Manager may, in the future, recommend to the Portfolio’s Board the establishment of the Manager of Managers Structure for these Portfolio by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolio’s portfolio.

The Manager of Managers Structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Investment advisor
Delaware Management Company (Delaware or the Manager), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Trust's Portfolios pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and Delaware (Investment Advisory Agreements). Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI and Delaware are indirect subsidiaries, and subject to the ultimate control, of Macquarie Group, Ltd.

Under the Investment Advisory Agreement, the Manager, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the Portfolio, manages the investment and reinvestment of the Portfolio’s assets and makes investment decisions for the Portfolio. The Manager is entitled to an advisory fee of 1.00% as a percentage of the Portfolio’s average daily net assets.

From time to time, certain institutional separate accounts advised by a series of Delaware Management Business Trust may invest in the Fund's Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolio’s shares. These transactions may affect the Portfolio, since it may be required to sell portfolio securities, or, in the alternative, if it receives additional cash, the Portfolio will need to invest it.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of the Portfolio has an investment counseling relationship with the Manager (or its affiliates or related entities), it may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to the Manager. In no event should a client pay higher total advisory fees as a result of the client's investment in the Portfolio.

Administrator
Delaware Service Company, Inc. (DSC), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMHI, provides the Trust with administrative services pursuant to the Amended and Restated Shareholder Services Agreement with the Trust on behalf of the Portfolios. The services provided under the Amended and Restated Shareholder Services Agreement are subject to the supervision of the officers and trustees of the Trust, and include day-to-day administration of matters related to the legal existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian bank, and assistance in the preparation of the Trust's registration statements under Federal and State laws. The Amended and Restated Shareholder Services Agreement also provides that DSC will provide the Trust with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholder Services Agreement, the Trust pays DSC an annual asset-based fee, payable monthly, and allocated among the Portfolios of the Trust based on the relative percentage of assets of each Portfolio.

Fund accountants
The Bank of New York Mellon Bank (BNY Mellon), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolio.  For these services, the Portfolio pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.  DSC provides fund accounting and financial administration oversight services to the Portfolio.  For these services, the Portfolio pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Portfolio, on a relative NAV basis.

Distributor
Delaware Distributors, L.P. (DDLP), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Trust's Portfolios. Under its Distribution Agreements with the Trust on behalf of each Portfolio, DDLP sells shares of the Trust upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Trust. DDLP is an indirect, wholly owned subsidiary of DMHI.

Custodian bank

BNY Mellon also serves as custodian for the Portfolio.

Independent registered public accounting firm

Ernst & Young, LLP, 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund.

SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

•	Audited annual financial reports.

•	Unaudited semiannual financial reports.

•	Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Portfolio by calling this number or via our Web site at www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

Delaware Pooled® Trust 2005 Market Street Philadelphia, PA 19103-7094 Attention: Client Services

Exchange privilege
The Portfolio's shares may be exchanged for shares of the other portfolios offered by the Fund or the institutional class shares of the other Delaware Investments® Funds based on the respective NAVs of the shares involved and as long as a portfolio's minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments® Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. The Fund reserves the right to reject any exchange order. See “Frequent trading of Fund shares” below.

Please call the Fund for further information on how to exchange shares of the Fund.

HOW TO PURCHASE SHARES

Shares of the Portfolio described in this Prospectus are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from the Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate purchase orders during any given calendar quarter. The Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Minimum investments. The minimum initial investment for the shareholder of record is $1 million in the aggregate across all portfolios of the Fund. There are no minimums for subsequent contributions in the Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Certain types of shareholders may invest in the Portfolio without meeting the minimum initial investment of $1 million.  Existing beneficial shareholders of the Portfolio whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolio, and portfolio managers of the Portfolio seeking to invest in Portfolio they manage, may invest in the Portfolio without meeting the minimum initial investment of $1 million, subject to a fee described in the next sentence.  All shareholders whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in NAV, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolio in maintaining and servicing these smaller accounts.  This annual fee, which is paid by investors to the Portfolio, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Purchase price. You may buy shares at the Portfolio's NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00 P.M. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases and as described below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile, or other means acceptable to the Fund of your purchase order and (2) Federal Funds have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.  A business day is any day that the NYSE is open for business (Business Day).

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Fund’s behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. We reserve the right to reject any purchase order.

How to purchase shares by Federal Funds Wire. Purchases of shares of the Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

•	First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

Delaware Pooled® Trust 2005 Market Street Philadelphia, PA 19103-7094 Attn: Client Services

•
Second, telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile, or other means acceptable to the Fund) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

•
Third, instruct your bank to wire the specified purchase amount of Federal Funds to Bank of New York, ABA #021000018, bank account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York, and the Fund's custodians are open for business.

Additional investments. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

•	First, notify the Fund of your impending purchase by calling us at 800 231-8002, or by contacting the Fund via another method acceptable to the Fund.

•	Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-kind purchases. The Fund, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of shares." Under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in any of the Fund's Portfolio by a contribution of securities in-kind to such Portfolio.

REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. The Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

How to redeem shares by mail or fax message

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

•
A letter of instruction must be sent to the Fund specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Fund as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Signature guarantees will be required for certain types of transactions.*

•
If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

Send your requests to: Delaware Pooled® Trust Attn: Client Services 2005 Market Street Philadelphia, PA 19103-7094 Fax Number: 215 255-1162

Please call the Fund at 800 231-8002 to inform client services of your intent to send a facsimile message.

*     Call the Fund for specific signature-guarantee requirements.

How to redeem shares by telephone

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

•
If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

•
Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

•
In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

•	The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's shareholders.

•
To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to redeem shares by mail or fax message."

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund’s behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Redemptions in-kind. The Fund, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of shares."

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by the Portfolio if the Fund determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in-kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90 day period for any one shareholder. Investors should contact the Fund at 800 231-8002 for further information.

Important redemption information. Because the Fund's shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Fund may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC.

OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Payments to intermediaries
The Distributor, Delaware Distributors, L.P. and their affiliates may pay additional compensation (at their own expense and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing the Portfolio with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons and customers (distribution assistance).  The level of payments made to a qualifying Financial Intermediary in any given year will vary.  To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options.  In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.  In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.  Any such payments will not change the NAV or the price of the Portfolio’s shares.

For more information, please see the SAI.

Fair valuation. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolio may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Portfolio’s Board has delegated responsibility for valuing the Portfolio’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight. The Pricing Committee values Portfolio assets as described above.

Investments by large, institutional investors. From time to time, certain large, institutional investors may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional investors either purchasing or redeeming the Portfolio’s shares. These transactions may affect the Portfolio, since the Portfolio that experiences redemptions may be required to sell portfolio securities, and the Portfolio that receives additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio.

Frequent trading of Fund shares. The Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board of Trustees has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolio and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. The Portfolio also reserves the right to consider other trading patterns to be market timing.

Your ability to use the Portfolio’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Portfolio’s market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolio’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

The Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolio’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Portfolio’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolio’s market timing policy does not require the Portfolio to take action in response to frequent trading activity.  If the Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio’s shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Portfolio’s performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures. The Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolio’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolio may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products.  The Portfolio will attempt to have financial intermediaries apply the Portfolio’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolio’s frequent trading policy with respect to an omnibus account, the Portfolio or their agents may require the financial intermediary to impose its frequent trading policy, rather than the Portfolio’s policy, to shareholders investing in the Portfolio through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Portfolio.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Portfolio shares, and similar restrictions.  The Portfolio’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations.  In an effort to discourage market timers in such accounts, the Portfolio may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Portfolio shares.

Limitations on ability to detect and curtail market timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolio and their agents to detect market timing in Portfolio shares, there is no guarantee that the Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Miscellaneous. Neither the Fund, the Portfolio, the Fund's transfer agent, the Fund's custodians, nor any of the Fund's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption, or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Fund will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Fund are genuine.

VALUATION OF SHARES

The price of the Portfolio’s shares is based on the Portfolio’s NAV per share. We determine the Portfolio's NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE is open. We calculate this value by adding the market value of all the securities and assets in the Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We generally price securities and other assets for which market quotations are readily available at their market value. Because the Portfolio that invests primarily in foreign securities, its NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and distributions. The Portfolio intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio expect to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

Net realized capital gains, if any, will be distributed at least annually, usually in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gain distribution. Unless a shareholder elects to receive dividends and capital gain distributions in cash, all dividends and capital gain distributions will be automatically paid in additional shares at NAV of the Portfolio. For more information or questions regarding reinvesting dividends, call 800 231-8002.

Annual statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend.” If you are a taxable investor and invest in the Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations.  In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of the Portfolio beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of portfolio shares. A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Portfolio also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio. Additional information on tax matters is included in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights
Because the Portfolio had not yet commenced operations as of the date of this Prospectus, there are no financial highlights to report as of the date of this Prospectus.

Additional information about the Portfolio’s investments is available in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or if you have any questions about investing in the Portfolio, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, e-mail us at the e-mail address below, or go to www.delawareinvestments.com/institutional. You may also obtain additional information about the Portfolio from your financial advisor.

You can find reports and other information about the Portfolio on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Portfolio, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Contact information

E-mail

PooledTrust@delinvest.com

Shareholder inquiries

Call us at 800 231-8002

•	For Portfolio information, literature, price, yield, and performance figures.

•	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Investment Company Act File Number: 811-06322